UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2026

Fortress Credit Realty Income Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56685	99-3367363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Revolving Credit Facility

On April 14, 2026, FCR TL Holdings LLC , a subsidiary of Fortress Credit Realty Income Trust (the “Company”), as borrower, the Company, as guarantor, and JPMorgan Chase Bank, N.A., as administrative agent and lender, entered into the Amendment No. 4 (the “Revolving Credit Facility Amendment No. 4”) to the Loan and Security Agreement, dated November 8, 2024, and previously amended on May 1, 2025, August 14, 2025 and November 6, 2025 (as amended by Revolving Credit Facility Amendment No. 4, the “Subsidiary Loan Agreement” and the revolving credit facility, the “Revolving Credit Facility”). Pursuant to the Revolving Credit Facility Amendment No. 4, the Available Period (as defined in the Subsidiary Loan Agreement) was extended to (but excluding) October 15, 2027 and the maturity date of the Revolving Credit Facility was extended to October 15, 2028 or such earlier date upon which the Subsidiary Loan Agreement shall terminate in accordance with the provisions thereof.

Except as described herein, the material terms of the Subsidiary Loan Agreement remain unchanged. The foregoing description is a summary of the Revolving Credit Facility Amendment No. 4 and is qualified in its entirety by reference to the full text of the Revolving Credit Facility Amendment No. 4, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”).

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1

Amendment No. 4 to Loan and Security Agreement, dated April 14, 2026, among FCR TL Holdings LLC, as borrower, Fortress Credit Realty Income Trust, as guarantor and JPMorgan Chase Bank, N.A., as administrative agent and lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Credit Realty Income Trust

Dated: April 20, 2026	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer